UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2023
Aurinia Pharmaceuticals Inc.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-36421	98-1231763
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

#140, 14315 – 118 Avenue
Edmonton, Alberta
T5L 4S6
(250) 744-2487
(Address and telephone number of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Shares, without par value	AUPH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Principal Officers.

As was previously disclosed in the Aurinia Pharmaceuticals Inc.’s (the “Company”) Current Report on Form 8-K, filed on May 17, 2023, at the Company’s 2023 annual meeting of stockholders (the “Annual Meeting”), two of the directors of the Company, Dr. George Milne and Mr. Joseph P. Hagan, while elected under applicable corporate law, received less than majority stockholder support and, in accordance with the Company’s Majority Voting Policy, submitted their resignations for consideration by the board of directors (the “Board”) on May 17, 2023. The effectiveness of Dr. Milne’s and Mr. Hagan’s resignation was conditioned on the Board’s acceptance thereof. In light of the results at the Annual Meeting, the Board, following the deliberation process outlined in the Company’s Majority Voting Policy, determined to accept the resignations of Dr. Milne and Mr. Hagan effective June 29, 2023.

The submission of resignation offers by Dr. Milne and Mr. Hagan and the Board’s decision to accept such resignation offers were solely made in connection with the Company’s Majority Voting Policy and were not due to any disagreement between the Board and Dr. Milne or Mr. Hagan.

Item 8.01	Other Matters

On June 29, 2023 the Company issued a press release announcing the acceptance of the resignations of Dr. Milne and Mr. Hagan and that the Board initiated an exploration of strategic alternatives and will consider a wide range of options for the Company, including, among other things, a potential sale, merger or other strategic transaction. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by this reference.

The information set forth in Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated June 29, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 29, 2023

AURINIA PHARMACEUTICALS INC.

By:	/s/ Stephen P. Robertson
Name:	Stephen P. Robertson
Title:	Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer